UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 30, 2004
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Texas                     0-32995                    75-2531556
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13-e4(c))

INTRODUCTORY NOTE

     On September 30, 2004, MedSolutions, Inc. (the "Company') completed its acquisition (the "Acquisition") of Med-Con Waste Solutions, Inc. ("Med-Con"). On October 6, 2004, the Company filed a Current Report on Form 8-K (the "Current Report") to report, among other things, the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

ITEM 8.01. OTHER EVENTS.

     On May 18, 2005, the Company and Med-Con restructured the two notes payable and other liabilities owed to Med-Con that were in default according to the original terms of both notes. The notes and other liabilities were recorded as a result of consideration paid for certain assets and operations of Med-Con on September 30, 2004. An agreement has been executed by Med-Con and the Company to restructure the $500,000 note, reduced to $346,220 due to a purchase price adjustment in 2004, to pay the note over a period of 48 months in installments of $8,452 per month, and increase the original interest rate of the note from seven percent (7%) to eight percent (8%). With regard to the $250,000 promissory note which has been reduced to $95,000 through cash payments of $135,000 to Med-Con and services rendered to Med-Con by the Company in the amount of $20,000, and to the assumption of liabilities at the time of acquisition in the approximate amount of $65,000 owed as of March 31, 2005, both parties have agreed to restructure the amounts owed of approximately $160,000 whereby the Company will pay Med-Con $15,000 by June 30, 2005 leaving a balance of $145,000 which has been restructured into a new promissory note that will be paid over a 24 month period in installments of $6,691 per month at a rate of ten percent (10%). The $145,000 promissory note is personally guaranteed by our President. Both promissory notes begin paying their first installments of principal and interest on July 1, 2005.

     The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          Report of Independent Auditors

          Balance Sheet at September 30, 2004

          Statement of Income and Retained Earnings for the nine months ended September 30, 2004

          Statement of Cash Flows for the nine months ended September 30, 2004

          Notes to the Financial Statements of Med-Con Waste Solutions, Inc.

     (b)  Pro Forma Financial Information

          Overview

          Condensed Consolidated Balance Sheet (unaudited) as of September 30, 2004

          Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the nine months ended September 30, 2004

          Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

     (c)  Exhibits

     2.1 Asset Purchase Agreement dated as of September 30, 2004, by and between MedSolutions, Inc. and Med-Con Waste Solutions, Inc.

                               MedSolutions, Inc.
                          Index to Financial Statements

                                                                            Page

Financial Statements of Med-Con Waste Solutions, Inc.                          4

   Report of Independent Public Accounting Firm                                5

   Balance Sheet at September 30, 2004                                         6

   Statement of Income and Retained Earnings for the nine months
         ended September 30, 2004                                              7

   Statement of Cash flows for the nine months ended September 30, 2004        8

   Notes to Financial Statements                                          9 - 11

Pro-forma Financial Information

   Overview to Pro-forma Condensed Consolidated Information                   12

   Condensed Consolidated Balance Sheet (unaudited) as of                     13
         September 30, 2004

   Pro-forma Condensed Consolidated Statement of Operations (unaudited)
         for the nine months ended September 30, 2004                         14

   Notes to Unaudited Pro-forma Information                                   15

Signature                                                                     16

Index to Exhibits                                                             17

                          Med-Con Waste Solutions, Inc.
                              Financial Statements
                  For the Nine Months Ended September 30, 2004
















                              Grainger & Co., P.C.
                          Certified Public Accountants

                       Letterhead of Grainger & Co., P.C.
                          Certified Public Accountants

                             67 E. Greywing Circle
                           The Woodlands, Texas 77382
                                 (936)321-4796



To the Shareholders and Directors
Med-Con Waste Solutions, Inc.


We have audited the accompanying balance sheet of Med-Con Waste Solutions, Inc. (an S Corporation) as of September 30, 2004 and the related statements of income and retained earnings and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in The United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Med-Con Waste Solutions, Inc. as of September 30, 2004 and the results of operations for the nine months then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the Notes to the Financial Statements, the Company has sold the customer base and most of the assets to another Company effective at the close of business on September 30, 2004. This raises substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters are also discussed in the Notes to the Financial Statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Grainger & Co., P.C.


Grainger & Co., P.C.
December 1, 2004

                          Med-Con Waste Solutions, Inc.
                                  Balance Sheet
                            As of September 30, 2004



                                     Assets


Current Assets
  Cash                                                $  16,995
  Accounts Receivable                                   118,944
  Prepaid Expenses                                       30,135
                                                      ---------
            Total Current Assets                        166,074

Property, Plant & Equipment                             106,522

Other Assets                                                810
                                                      ---------

                         Total Assets                 $ 273,406
                                                      =========





                              Liabilities & Equity

Current Liabilities
  Accounts Payable                                    $  92,836
  Payroll Taxes Payable                                  15,526
  Current Portion of Long Term Debt                     519,980
                                                      ---------
            Total Current Liabilities                   628,342

Long Term Debt
  Lines of Credit                                       128,275
  Notes Payable - Vehicles                               86,960
  Notes Payable - Insurance                              25,281
  Notes Payable to Affilates and Shareholders           279,464
  Less: Current Portion                                (519,980)
                                                      ---------
            Total Long Term Debt                              0
                                                      ---------

            Total Debt                                  628,342

Equity
  Common Stock                                            1,325
  Retained Earnings (Deficit)                          (356,261)
                                                      ---------
            Total Equity                               (354,936)
                                                      ---------
                         Total Liabilities & Equity   $ 273,406
                                                      =========

                          Med-Con Waste Solutions, Inc.
                    Statement of Income and Retained Earnings
                  For the Nine Months Ended September 30, 2004



                               Statement of Income




Sales                                                     $ 659,488
Cost of Sales                                              (268,121)
                                                          ---------
            Gross Profit                                  $ 391,367


General & Administrative Expenses
  Labor and Payroll                                         271,978
  Vehicle Expenses                                          117,835
  Insurance                                                  34,288
  Interest                                                   11,902
  Rent                                                       16,500
  General Expenses                                           53,025
                                                          ---------
      Total General & Administrative Expenses               505,528
                                                          ---------

            Income (Loss) Before Depreciation              (114,161)

  Depreciation and Amortization                              19,764
                                                          ---------

            Net Income (Loss)                             $(133,925)
                                                          =========




                         Statement of Retained Earnings


Beginning Retained Earnings                               $(222,336)
Net Income  (Loss)                                         (133,925)
                                                          ---------
Ending Retained Earnings (Deficit)                        $(356,261)
                                                          =========

                          Med-Con Waste Solutions, Inc.
                             Statement of Cash Flows
                  For the Nine Months Ended September 30, 2004



Cash Flows from Operating Activities
  Net Income (Loss)                                   $(133,925)
  Adjustments to reconcile Net Income
  to Net Cash Flows from Operating Activities:
    Depreciation and Amortization                        19,764
    Increase in Accounts Receivable                     (69,185)
    Increase in Prepaid Expenses                        (24,873)
    Increase in Accounts Payable                         83,849
    Increase in Payroll Taxes Payable                    15,526
                                                      ---------
      Net Cash Flows from Operating Activities        $(108,844)

Cash Flows from Investing Activities
  Additions to Property, Plant and Equipment             (8,475)

Cash Flows from Financing Activities
  Reduction of Notes Payable                            118,841
                                                      ---------

            Net Increase in Cash                          1,522

            Cash at beginning of year                    15,473
                                                      ---------

            Cash at September 30, 2004                $  16,995
                                                      =========

                          Med-Con Waste Solutions, Inc.
                        Notes to the Financial Statements
                               September 30, 2004



Note 1 - Summary of significant accounting policies

Nature of business
------------------

The Company is in the medical waste business. They have contracted with various hospitals, doctors and others to pick up and dispose of medical waste on a regular basis in accordance with regulations. The customers are usually well established businesses with a good credit history and generally do not present significant credit risks and the associated losses. The company has not established an allowance for certain receivables which may be un-collectable. The Company was formed in 2003 as a Texas Corporation and is related through common ownership to other similar companies in other types of waste disposal. GAAP prepared financial statements may require the use of estimates from management.

Going Concern
-------------

The Company has entered into an agreement with an unrelated corporation to sell all of the customers and essentially all of the transportation and waste collection assets as of the close of business on September 30, 2004. Certain liabilities will be assumed or paid off with the proceeds. The Company will continue to collect any outstanding receivables and pay any of the accounts payable incurred as of the financial statement date. The assumption of the installment debt has not been completed as of report date and the debt is now delinquent.

The details of the sale are as follows:

    Cash                                                             $  250,000
    Note (no interest, payable 30 days after closing) currently
       in default as of report date                                     250,000
    Note (30 monthly installments, 7% interest rate, beginning
      January 1, 2005)                                                  500,000
    Stock (149,000 common shares of MedSolutions, Inc. @
      $1.00 per share)                                                  149,000
    Debt assumed                                                         75,000
                                                                     ----------

             Total sales price                                       $1,224,000
                                                                     ==========

                          Med-Con Waste Solutions, Inc.
                        Notes to the Financial Statements
                               September 30, 2004

Page 2

The Company is not sure at this time of the final plans. They may choose to liquidate or to continue to use the corporation to conduct another business.

Depreciation
------------

The Company uses the applicable IRS MACRS method of depreciation for book purposes which does not vary materially from the straight line depreciation method.

Federal Income Taxes
--------------------

The Company is as "S" Corporation for federal income tax purposes and files a return each year whereby income and losses are passed out to the shareholders in their respective interests. The Company is subject to the State of Texas Franchise Tax but has had no liability since there has been no net income since inception.


Note 2 - Related Party Transactions

The Company has entered into an agreement to rent office space at a fair market value of $1,500 per month from a related party. The Company also has various loans totaling $279,464 from shareholders and related companies.


Note 3 - Property, Plant and Equipment

The fixed assets consist of the following:

         Furniture & Fixtures                                  $   5,366
         Machinery, Equipment and Accessories                      2,769
         Vehicles and Trailers                                   128,959
                                                               ---------
         Total Assets                                            137,094
         Accumulated Depreciation                                (30,572)
                                                               ---------
                  Net Fixed Assets                             $ 106,522
                                                               =========

                          Med-Con Waste Solutions, Inc.
                        Notes to the Financial Statements
                               September 30, 2004

Page 3

Note 4 - Notes Payable

The Company has four lines of credit (three with balances at September 30, 2004) with Royal Oaks Bank. The maximum credit for each line is $50,000 (current balance $49,770), $75,000 (current balance $63,768), $100,000 (current balance $-0-), and $50,000 current balance $14,737). The maximum draws have been $49,770, $75,000, $17,980, and $42,987, respectively, since inception of the lines of credit.

The Company has five installment notes secured by five vehicles. They range from thirty-six to sixty months in length with interest rates averaging seven to eight percent. The notes are as follows: 1st choice $7,908, 1st Choice $27,061, 1st Choice $17,105, Chase $19,900, and 1st Choice $14,986. The acquiring Company will assume or pay off the first four of these notes when the vehicles are transferred to them.

The Company has two notes with their insurance carrier totaling $25,281 for insurance premium financing. These are for policies acquired during the nine-month period and repayment should be generally for less than twelve months in length.

The Company has a total of five different open loans, two with affiliated companies and with three different shareholders. They are as follows: Pelican Waste $37,385, Gator Services $32,911, Kevin Newkirk $53,384, Ken Miller $77,892, and Tracy Byas $77,892. They are non-interest bearing and have no repayment terms.

All notes and loans are planned for payoff in the next twelve months and are considered current debt despite the original terms.


Note 5 - Shareholder Equity

Total authorized shares are 100,000. The Company has 1,325 shares outstanding at $1.00 par value.

Unaudited Pro Forma Condensed Consolidated Financial Information

Overview

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of certain of the assets, including customer contracts, and the assumption of certain liabilities of Med-Con at September 30, 2004 pursuant to the acquisition. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, (SFAS), No. 141 "Business Combinations" by which the acquiring company records the acquired assets and liabilities assumed at their fair market values.

The unaudited condensed consolidated balance sheet presented herein reflects the combined accounts including the acquisition which occurred on September 30, 2004. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of the Company and Med-Con for the nine months ended September 30, 2004 as if the acquisition occurred on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified period. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of the Company included in its Form 10-KSB for the year ended December 31, 2003 and its Form 10-QSB for the three and nine months ended September 30, 2004, each of which are on file with the Securities and Exchange Commission, and the unaudited financial statements of Med-Con included in this filing.

                               MEDSOLUTIONS, INC.
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 2004
                                     ------

ASSETS
Current Assets:
  Cash                                          $       --
  Accounts receivable - trade, net                 1,246,001
  Prepaid expenses and other current
     assets                                          360,951
  Supplies                                            13,123
                                                ------------
      Total Current Assets                         1,620,075

Property and equipment - at cost, net
   of accumulated depreciation                     1,615,566

Customer list                                      1,028,000
Goodwill                                           1,549,487
Permits                                               59,644
Computer software system and other,
   net of amortization                                33,035
                                                ------------
      Total Assets                              $  5,905,807
                                                ============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
  Bank overdraft                                $      5,190
  Note payable to bank                                23,569
  Convertible debentures                              40,135
  Current maturities of long-term
       obligations                                   114,407
  Accounts payable                                 1,447,554
  Accrued liabilities                              1,957,474
  Note payable to Ameritech                          750,000
  Current maturities - Notes payable to
    Med-Con                                          390,951
  Current maturities - notes payable
    stockholders                                     526,781
  Current maturities - litigation
    settlements                                      186,253
  Advances from stockholders                         348,269
                                                ------------
      Total Current Liabilities                    5,790,583

Long-term obligations, less current
    maturities                                       413,312
Notes payable - Med-Con, less current
    maturities                                       359,050
Notes payable - stockholder, less
    current maturities                             1,011,861
Smart Jobs litigation settlement, less
    current maturities                                99,810
                                                ------------
      Total Liabilities                            7,674,616

Stockholders' Deficiency:
  Common stock                                        18,141
  Additional paid-in capital                      21,407,757
  Accumulated deficit                            (23,176,707)
  Treasury stock                                     (18,000)
                                                ------------
     Total Stockholders' Deficiency               (1,768,809)
                                                ------------
     Total Liabilities and Stockholders'
              Deficiency                        $  5,905,807
                                                ============

The balance sheet presented above as of September 30, 2004, reflects the combined balance sheet of MedSolutions, Inc. and the acquired accounts of Med-Con. The acquisition was consummated as of September 30, 2004.

             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.


                               MEDSOLUTIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 2004
                                     ------

                                  Historical      Historical      Pro Forma       Adjusted
                                  MedSolutions    Med-Con         Adjustments     Proforma
Revenues:
  Sales                           $  5,889,049    $    659,488    $       --      $  6,548,537

Operating expenses:
  Cost of sales                      4,368,869         268,121            --         4,636,990
  General and administrative         1,612,120         493,626            --         2,105,746
  Depreciation and amortization        409,195          19,764          84,273         513,232
  Impairment of contract list          139,330            --              --           139,330
                                  ------------    ------------    ------------    ------------
  Total operating expenses           6,529,514         781,511          84,273       7,395,298
                                  ------------    ------------    ------------    ------------
Loss from operations                  (640,465)       (122,023)        (84,273)       (846,761)

Interest expense                       237,654          11,902          25,598         275,154
Other income                            (1,856)           --              --            (1,856)
                                  ------------    ------------    ------------    ------------
                                       235,798          11,902          25,598         273,298
                                  ------------    ------------    ------------    ------------
Net loss                          $   (876,263)   $   (133,925)   $   (109,871)   $ (1,120,059)
                                  ============    ============    ============    ============

Basic net loss per common share   $      (0.05)                                   $      (0.06)
                                  ============                                    ============
Weighted average common shares
  used in basic and diluted loss
  per share                         18,113,411                                      18,254,769
                                  ============                                    ============




             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.

                               MEDSOLUTIONS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 2004
                                     ------

     MedSolutions purchased the following assets and assumed the liabilities shown in the following table in exchange for the amount paid.

   Description                                                        Amount

   Purchase price:
   Cash paid                                                        $  250,000
   Promissory notes                                                    750,000
   Common stock, 149,000 shares                                        149,000
   Liabilities assumed                                                  71,448
   Acquisition related costs                                             2,000
                                                                    ----------

   Total acquisition cost                                           $1,222,448
                                                                    ==========

   Assets acquired:

   Equipment                                                          $ 71,448
   Allocation to customer list, to be amortized over five years
                                                                       574,500
   Allocation to goodwill                                              576,500
                                                                    ----------

   Total assets acquired                                            $1,222,448
                                                                    ==========


     Pro forma adjustments were made to the statement of operations for the nine months ended September 30, 2004 to reflect interest expense on acquisition debt, and depreciation and amortization expense resulting from the Med-Con acquisition.

The following notes explain the pro forma adjustments:

Note 1. Entry to reverse interest expense on Med-Con's books for the nine months ended September 30, 2004 on debt not assumed.

Note 2. Entry to record interest expense on $500,000 note to Med-Con for the nine months ended September 30, 2004.

Note 3. Entry to reverse depreciation expense on Med-Con's books for the nine months ended September 30, 2004 on equipment not purchased.

Note 4. Entry to record depreciation expense of equipment purchased from Med-Con for the nine months ended September 30, 2004.

Note 5. Entry to record amortization expense of customer list purchased from Med-Con for the nine months ended September 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MedSolutions, Inc.

Dated: May 23, 2005                     By. /s/ MATTHEW H. FLEEGER
                                           -------------------------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

2.1 Asset Purchase Agreement dated as of September 30, 2004, by and between MedSolutions, Inc. and Med-Con Waste Solutions, Inc. (filed as Exhibit 2.1 to the Company's Form 8-K filed on October 6, 2004, and incorporated herein as reference)